UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2023

SENSEONICS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37717	47-1210911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20451 Seneca Meadows Parkway Germantown, MD 20876-7005
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (301) 515-7260

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SENS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

Adoption of Senseonics Holdings, Inc. 2023 Commercial Equity Plan

On January 10, 2023, the Board of Directors (the “Board”) of Senseonics Holdings, Inc. (the “Company”) adopted the Senseonics Holdings, Inc. 2023 Commercial Equity Plan (the “Plan”). The Board adopted the Plan to provide the ability to grant equity incentive awards to employees (“Eligible Recipients”) of organizations with which the Company has a commercial arrangement, including the Company’s global commercial partner Ascensia Diabetes Care Holdings AG, a Swiss company (“ADC”), who assist with the commercialization of the Company’s products. The Plan provides for the discretionary granting of non-statutory stock options and restricted stock units (the “Awards”) to Eligible Recipients. It is currently contemplated that grants of Awards to Eligible Recipients under the Plan generally would be subject to performance-based vesting conditions.

The aggregate number of shares of common stock that may be issued under the Plan will not exceed 10,000,000 shares (the “Shares”), subject to adjustment in accordance with the Plan. In connection with the Plan, the Company intends to file a Registration Statement on Form S-3 (“Registration Statement”) with the Securities and Exchange Commission (the “SEC”). The Company may not issue any Awards under the Plan until the Registration Statement has been declared effective by the SEC.

The objective of the Plan is to provide the Eligible Recipients with an opportunity to share in the Company’s growth and provide incentives for the participants to exert maximum efforts for the Company’s success, further aligning the interests of individuals supporting Eversense commercialization with the interests of the Company’s stockholders.

The Company is party to a collaboration and commercialization agreement with ADC, pursuant to which ADC has nearly exclusive worldwide distribution responsibility for the Company’s products. The Board adopted the Plan to permit the grant of equity incentives to the Eligible Recipients, including employees of ADC who are responsible for the commercialization of the Company’s products. Because such individuals do not provide services to the Company, they are ineligible to participate in the Company’s existing 2015 Equity Incentive Plan.

The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the full text of the Plan and the forms of the awards issuable thereunder, which will be filed as exhibits to the Registration Statement.

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2023	SENSEONICS HOLDINGS, INC.

	By:	/s/ Rick Sullivan
	Name:	Rick Sullivan
	Title:	Chief Financial Officer